Exhibit 99.2

STRICTLY PRIVATE AND CONFIDENTIAL Q3 2021 Results Presentation October 25, 2021 HBT Financial, Inc.

Forward-Looking Statements Certain statements contained in this presentation are forward-looking statements. Forward-looking statements may include statements relating to our future plans, strategies and expectations, as well as the economic impact of COVID-19 and the related impacts on our future financial results and statements about our near-term outlook, including near-term loan growth, net interest margin, provision for loan losses, service charges on deposit accounts, mortgage banking profits, wealth management fees, expenses, asset quality, capital levels and continued earnings, including as a result of expected improvement in economic conditions with respect to COVID-19; and about the expected benefits, synergies, results and growth resulting from the acquisition of NXT and NXT Bank. Forward looking statements are generally identifiable by use of the words ‘‘believe,’’ “may,” “will,” “should,” “could,” “expect,” “estimate,” “intend,” “anticipate,” “project,” “plan” or similar expressions. Forward looking statements are frequently based on assumptions that may or may not materialize and are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the forward-looking statements. Factors that could cause actual results to differ materially from the results anticipated or projected and which could materially and adversely affect our operating results, financial condition or prospects include, but are not limited to: the severity, magnitude and duration of the COVID-19 pandemic; the direct and indirect impacts of the COVID-19 pandemic and governmental responses to the pandemic on our operations and our customers’ businesses; the continued disruption or worsening of global, national, state and local economies associated with the COVID-19 pandemic, including in connection with inflationary pressures and supply chain constraints, which could affect our capital levels and earnings, impair the ability of our borrowers to repay outstanding loans, impair collateral values and further increase our allowance for credit losses; our asset quality and any loan charge-offs; the composition of our loan portfolio; time and effort necessary to resolve nonperforming assets; environmental liability associated with our lending activities; the effects of the current low interest rate environment or changes in interest rates on our net interest income, net interest margin, our investments, and our loan originations, and our modelling estimates relating to interest rate changes; our access to sources of liquidity and capital to address our liquidity needs; our inability to receive dividends from the chartered bank we own (the “Bank”), pay dividends to our common stockholders or satisfy obligations as they become due; the effects of problems encountered by other financial institutions; our ability to achieve organic loan and deposit growth and the composition of such growth; the timing, outcome and results of integrating the operations of NXT into those of HBT; the possibility that expected benefits, synergies and results from the acquisition are delayed or not achieved; the effects of the merger in HBT’s future financial condition, results of operations, strategy and plans; potential adverse reactions or changes to customer or employee relationships resulting from the completion of the transaction; the diversion of management time on integration-related issues; our ability to attract and retain skilled employees or changes in our management personnel; any failure or interruption of our information and communications systems; our ability to identify and address cybersecurity risks; the effects of the failure of any component of our business infrastructure provided by a third party; our ability to keep pace with technological changes; our ability to successfully develop and commercialize new or enhanced products and services; current and future business, economic and market conditions in the United States generally or in Illinois and Iowa in particular; the geographic concentration of our operations in the State of Illinois and the State of Iowa; our ability to effectively compete with other financial services companies and the effects of competition in the financial services industry on our business; our ability to attract and retain customer deposits; our ability to maintain the Bank’s reputation; possible impairment of our goodwill and other intangible assets; the impact of, and changes in applicable laws, regulations and accounting standards and policies; our prior status as an “S Corporation” under the applicable provisions of the Internal Revenue Code of 1986, as amended; possible changes in trade, monetary and fiscal policies of, and other activities undertaken by, governments, agencies, central banks and similar organizations; the effectiveness of our risk management and internal disclosure controls and procedures; market perceptions associated with certain aspects of our business; the one-time and incremental costs of operating as a standalone public company; our ability to meet our obligations as a public company, including our obligations under Section 404 of Sarbanes-Oxley; and damage to our reputation from any of the factors described above or elsewhere in this presentation. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. Forward-looking statements speak only as of the date they are made. We do not undertake any obligation to update any forward-looking statement in the future, or to reflect circumstances and events that occur after the date on which the forward-looking statement was made. Non-GAAP Financial Measures This presentation includes certain non-GAAP financial measures. While HBT Financial, Inc. (“HBT” or the “Company”) believes these are useful measures for investors, they are not presented in accordance with GAAP. You should not consider non-GAAP measures in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Because not all companies use identical calculations, the presentation herein of non-GAAP financial measures may not be comparable to other similarly titled measures of other companies. Tax equivalent adjustments assume a federal tax rate of 21% and state income tax rate of 9.50% during the three months ended September 30, 2021, June 30, 2021, March 31, 2021, December 31, 2020, September 30, 2020, June 30, 2020, and March 31, 2020, the nine months ended September 30, 2021, and the years ended December 31, 2020, 2019 and 2018, and a federal tax rate of 35% and state income tax rate of 8.63% for the year ended December 31, 2017. For a reconciliation of the non-GAAP measures we use to the most closely comparable GAAP measures, see the Appendix to this presentation. 1

Q3 2021 highlights Continued disciplined growth ◼ Total assets decreased $5 million, or 0.1%, from Q2 2021 ◼ Total loans excluding PPP loans increased 3% from Q2 2021 aided by purchases of participations of new loans originated by NXT Bank ahead of the acquisition’s Oct. 1 close ◼ Total deposits decreased $5 million, or 0.1%, from Q2 2021 ◼ Loans-to-deposits ratio of 62.8% was stable with Q2 2021 Upheld Midwestern values ◼ Continued to place the health of customers and employees first by maintaining enhanced cleaning protocols and other safety measures at all locations ◼ Continued processing PPP loan forgiveness for clients Maintained strong profitability ◼ Net income of $13.7 million, or $0.50 per diluted share; return on average assets (ROAA) of 1.37%; and return on average tangible common equity (ROATCE)(1) of 15.32% ◼ Adjusted net income(1) of $14.5 million; or $0.53 per diluted share, adjusted ROAA(1) of 1.45%; and adjusted ROATCE(1) of 16.18% Prioritized safety and soundness ◼ Nonperforming loans totaled $5.5 million, or 0.26% of total loans, compared with $7.4 million, or 0.34% of total loans, at Q2 2021, and $15.2 million, or 0.67% of total loans, at Q3 2020 ◼ Recorded net recoveries of $21 thousand 1 See "Non-GAAP reconciliations" in the Appendix for reconciliation of non-GAAP financial measures to their most closely comparable GAAP financial measures. 2

Company snapshot

Overview

- ✓ Company incorporated in 1982 from base of family-owned banks and completed its IPO in October 2019
- ✓ Headquartered in Bloomington, IL, with operations in Central Illinois, the Chicago MSA, and Eastern Iowa
- ✓ Leading market position in majority of core mid-sized markets in Central Illinois
- ✓ Strong deposit franchise with 7bps cost of deposits, 99% core deposits[2]
- ✓ Conservative credit culture, with 4bps NCOs / loans during the year ended December 31, 2020 and (2)bps NCOs during the nine months ended September 30, 2021
- ✓ High profitability sustained through cycles

Loan composition



Municipal, consumer & other 6%
C&I 12%
Commercial
CRE–Owner occupied 9%
Agricultural & farm land 11%
CRE–Non-owner occupied 27%
C&D 11%
Multi-family 10%
1-4 Family residential 14%
Commercial Real Estate

Deposit composition



Time 8%
Noninterest-bearing demand 29%
Interest-bearing demand 30%
Money Market 15%
Savings 18%

Financial highlights ($mm)

	As of or for the period ended	2018	2019	2020	Q3-21 YTD
Balance sheet	Total assets	$3,250	$3,245	$3,667	$3,948
	Total gross loans, HFI[1]	2,144	2,164	2,247	2,148
	Total deposits	2,796	2,777	3,131	3,420
	% Core deposits[2]	98.7%	98.4%	99.1%	99.3%
	Loans-to-deposits	76.7%	77.9%	71.8%	62.8%
Key performance indicators	Adjusted ROAA[4]	1.55%	1.78%	1.15%	1.47%
	Adjusted ROATCE[4]	16.7%	18.3%	12.3%	16.59%
	Cost of deposits	0.21%	0.29%	0.14%	0.07%
	NIM[5]	4.25%	4.38%	3.60%	3.24%
	Yield on loans	5.35%	5.51%	4.69%	4.69%
	Efficiency ratio[5]	54.3%	53.1%	58.9%	55.5%
Credit & capital	NCOs / loans	0.23%	0.07%	0.04%	(0.02%)
	Originated NCOs / loans[3]	0.17%	0.04%	0.02%	(0.04%)
	NPLs / gross loans	0.74%	0.88%	0.44%	0.26%
	Originated NPLs / loans[3]	0.54%	0.54%	0.14%	0.20%
	NPAs / Loans + OREO	1.18%	1.11%	0.63%	0.60%
	Originated NPAs / Loans + OREO	0.61%	0.59%	0.17%	0.22%
	CET1 (%)	12.7%	12.2%	13.1%	14.1%

Note: Financial data as of and for the three months ended September 30, 2021 unless otherwise indicated; [1] Gross loans includes loans held for investment, before allowance for loan losses; excludes loans held for sale; [2] Core deposits defined as all deposits excluding time deposits of $250,000 or more and brokered deposits; for reconciliation with GAAP metric, see "Non-GAAP reconciliations" in the Appendix; [3] Originated loans represent loans initially originated by the Company and acquired loans that were refinanced using the Company's underwriting criteria; metrics derived from originated loan data are non-GAAP metrics; for a reconciliation with GAAP metrics, see "Non-GAAP reconciliations" in the Appendix; [4] Metric based on adjusted net income, which is a non-GAAP metric; for reconciliation with GAAP metric, see "Non-GAAP reconciliations" in the Appendix; net income presented on C-Corporation equivalent basis for periods prior to 2020; [5] Tax-equivalent basis metric; for reconciliation with GAAP metric, see "Non-GAAP reconciliations" in the Appendix

3

HBT Financial

Paycheck Protection Program (PPP) Details PPP Loans by Portfolio as of June 30, 2021 Portfolio Balance ($000) Commercial and industrial $115,538 Agricultural and farmland $8,711 Municipal, consumer, and other $1,273 Total PPP Loans $125,522 ◼ PPP loan balances, net of deferred origination fees, totaled $60 million (2.8% of total loans) as of September 30, 2021 ➢ Deferred origination fees on PPP loans totaled $3.1 million as of September 30, 2021, almost entirely related to round 2 PPP loans ◼ Out of our total PPP loans originated in round 1, we have received full or partial forgiveness on loans totaling $184.5 million (over 99% of the balances) as of September 30, 2021, including $31.6 million in Q3 2021 ◼ Out of our total PPP loans originated in round 2, we have received full or partial forgiveness on loans totaling $42.7 million (41% of the balances) as of September 30, 2021, including $37.1 million in Q3 2021 ◼ Deferred origination fees amortized over life of loan; accelerated upon forgiveness or repayment ➢ Deferred origination fees on PPP loans of $3.0 million were recognized as loan interest income during the three months ended September 30, 2021, which included $2.7 million due to loan forgiveness and payoffs, compared to $2.4 million during the three months ended June 30, 2021, which included $1.7 million due to loan forgiveness and payoffs 4 PPP Loans by Portfolio as of September 30, 2021 Portfolio Balance ($000) Commercial and industrial $55,374 Agricultural and farmland $3,462 Municipal, consumer, and other $985 Total PPP Loans $59,821

Loan Portfolio Overview: Commercial Real Estate ◼ $1,027 million portfolio as of September 30, 2021 ➢ $580 million in non-owner occupied CRE primarily supported by rental cash flow of the underlying properties ➢ $215 million in multi-family loans secured by 5+ unit apartment buildings ➢ $232 million in construction and land development loans primarily to developers to sell upon completion or for long-term investment ◼ Vast majority of loans originated to experienced real estate developers within our markets ◼ Guarantees required on majority of originated loans Multi-Family 31% Retail 14% Warehouse/ Manufacturing 13% Office 11% Senior Living Facilities 9% Land and Lots 5% Hotels 4% 1-4 Family Construction 4% Medical 3% Auto Repair & Dealers 3% Other* 3% Commercial Real Estate Loan Mix * Includes restaurant/bar exposure of $5.1 million or 0.5% of CRE loans 5 Portfolio1 Balance ($mm) Average Loan Size ($mm) Weighted Average LTV % Rated Substandard Multi-family $215.2 $1.1 62.9% 0.0% Retail $134.7 $1.1 57.5% 0.3% Warehouse/ Manufacturing $117.6 $1.2 56.0% 0.0% Office $106.0 $0.9 57.6% 0.0% Senior Living $88.3 $5.2 58.0% 31.4% Hotels $34.6 $2.3 62.5% 12.1% Restaurants $4.5 $0.5 55.4% 0.0% 1 Excludes Construction Loans Details on Select CRE Portfolios

Loan Portfolio Overview: Commercial ◼ $262 million C&I loans outstanding as of September 30, 2021 ➢ For working capital, asset acquisition, and other business purposes ➢ Underwritten primarily based on borrower’s cash flow and majority further supported by collateral and personal guarantees; loans based primarily in-market ◼ $203 million owner-occupied CRE outstanding as of September 30, 2021 ➢ Primarily underwritten based on cash flow of business occupying properties and supported by personal guarantees; loans based primarily in-market Auto Repair & Dealers 15% Health Care and Social Assistance 13% Construction 10% Real Estate and Rental and Leasing 7% Arts, Entertainment, and Recreation 6% Manufacturing 6% Grain Elevators 6% Wholesale Trade 6% Retail Trade- Other 5% Professional, Scientific, and Technical Services 5% Restaurants and Bars 4% Finance and Insurance 2% Other 15% Commercial Loan Mix1 1 Commercial loan mix excludes $55 million in PPP loans 6 Portfolio1 Balance ($mm) Average Loan Size ($mm) % Rated Substandard Auto Repair & Dealers $60.0 $0.8 0.1% Health Care & Social Assistance $54.6 $0.4 5.6% Arts, Entertainment & Recreation $25.4 $0.7 1.6% Grain Elevators $24.7 $1.0 25.5% Wholesale Trade $24.3 $0.4 0.5% Retail Trade $21.9 $0.2 14.7% Restaurants $16.7 $0.2 14.7% Details on Select Commercial Portfolios

Loan Portfolio Overview: Agriculture and Farmland ◼ $230 million portfolio as of September 30, 2021 ◼ Significant increase in corn and soybean prices compared to 2020 will improve borrower profitability and should reduce portfolio credit risk ◼ Federal crop insurance programs mitigate production risks ◼ No customer accounts for more than 4% of the agriculture portfolio ◼ Weighted average LTV on Farmland Loans is 58.0% ◼ 0.5% is rated substandard as of September 30, 2021 ◼ Over 70% of agricultural borrowers have been with the Company for at least 10 years, and over half for more than 20 years Agriculture and Farmland Loan Mix1 Farmland 60% Crops 33% Equipment finance 4% Livestock 3% 1 Agriculture and Farmland loan mix excludes $3 million in PPP loans 7

Loan Portfolio Overview: 1-4 Family Residential Mortgage ◼ $295 million in-house portfolio as of September 30, 2021 ◼ 2.8% is rated substandard 1st Mortgages Non-owner Occupied 51% 1st Mortgages Owner Occupied 28% HELOCs and 2nd Mortgages 21% 1-4 Family Residential Loan Mix ◼ $1.03 billion sold to the secondary market with servicing retained as of September 30, 2021 ◼ Q3 2021 residential mortgage origination volume of $37.3 million declined from $42.9 million during Q2 2021 due to less refinance activity In-house 1-4 Family Residential Mortgage Portfolio Secondary Market 1-4 Family Residential Mortgage Portfolio Residential Mortgage Loan Origination Volume ($mm) $0 $20 $40 $60 $80 $100 $120 $140 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 8

Loan Portfolio Overview: Municipal, Consumer and Other ◼ $131 million portfolio as of September 30, 2021 ➢ Loans to municipalities are primarily federally tax-exempt ➢ Consumer loans include loans to individuals for consumer purposes and typically consist of small balance loans ◼ Commercial Tax-Exempt - Senior Living ➢ $32.8 million portfolio with $8.2 million average loan size ➢ Weighted average LTV of 90.7% ➢ 39.0% is rated substandard ◼ Commercial Tax-Exempt – Medical ➢ $19.0 million portfolio with $1.7 million average loan size ➢ Weighted average LTV of 41.0% ➢ No loans are rated substandard Municipal, Consumer and Other Loan Mix1 Municipalities 31% Commercial Tax-Exempt (Senior Living) 25% Commercial Tax-Exempt (Medical) 15% Consumer 9% Other 20% 1 Municipal, Consumer and Other loan mix excludes $1 million in PPP loans 9

Loan Portfolio Overview: Asset Quality and Reserves ◼ At September 30, 2021, non-performing assets were $12.8 million, or 0.33% of total assets compared to $15.2 million, or 0.38% of total assets at June 30, 2021 ◼ Net recoveries were $21 thousand, or 0.00%, for the quarter ended September 30, 2021 ◼ Substandard loans increased $6.5 million to $75.7 million and Pass- Watch loans decreased $32.1 million to $149.3 million as of September 30, 2021 when compared to June 30, 2021 Non-performing assets/ Total assets % and Net charge-off % ◼ Allowance for loan losses totaled $24.9 million, or 1.16% of loans before allowance, at September 30, 2021 compared to $26.5 million, or 1.23%, at June 30, 2021 ➢ Excluding $59.8 million of PPP loans, the ALLL ratio was 1.19% at September 30, 2021 ◼ In addition to our allowance for loan losses, we had $0.9 million in credit-related discounts on acquired loans at September 30, 2021 Asset quality impact from COVID-19 is modest so far Allowing for the release of the allowance for loan losses Allowance for loan losses to total loans (%) 1.17 0.78 0.74 0.39 0.33 0.15 0.23 0.07 0.04 (0.02) 2017 2018 2019 2020 Q3-21 YTD NPAs/ Total Assets % NCO % 0.93 0.96 1.03 1.42 1.16 2017 2018 2019 2020 Q3-21 YTD 10

Revolving Line Utilization Remains Below Historical Levels ◼ Revolving line utilization rate ticked up to 41% at September 30, 2021 compared to 39% at June 30, 2021 ◼ Revolving line utilization at September 30, 2021 was 9 percentage points below the recent peak of 50% at March 31, 2019 Revolving line balances and line utilization rates ($mm) 11 0% 10% 20% 30% 40% 50% 60% $0 $50 $100 $150 $200 $250 $300 $350 $400 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 Balance Line utilization rate %

U.S. Treasury 5% Yield:1.33% U.S. Gov't Agency 12% Yield: 1.64% Municipal 26% Yield: 2.03% Agency RMBS 16% Yield: 1.64% Agency CMBS 36% Yield: 1.81% Corporate 5% Yield: 3.57% Securities Portfolio Overview ◼ Company’s debt securities consist primarily of the following types of fixed income instruments: ◼ Agency MBS: MBS pass-throughs, CMOs, and Agency CMBS ◼ Municipal Bonds: weighted average NRSRO credit rating of AA/Aa2 ◼ Corporate Bonds: AAA Supra Sovereign Debt and Investment Grade Corporate and Bank Subordinated Debt ◼ Government Agency Debentures and SBA-backed Full Faith and Credit Debt ◼ Investment strategy focused on maximizing returns and reducing the Company’s asset sensitivity with high credit quality intermediate duration investments ◼ Company emphasizes predictable cash flows that limit faster prepayments when rates decline or extended durations when rates rise Financial data as of September 30, 2021 12 Portfolio Composition Amortized Cost: $1,206mm Yield: 1.89% Overview Key investment portfolio metrics ($000) AFS HTM Total Amortized Cost $887,562 $318,730 $1,206,292 Fair Value 896,218 321,156 1,217,374 Unrealized Gain/(Loss) 8,656 2,426 11,082 Book Yield 1.89% 1.90% 1.89% Effective Duration 4.32 6.31 4.84

◼ The low interest rate environment has pressured the net interest margin ◼ 41% of the loan portfolio matures or reprices within the next 12 months ◼ Loan mix is 65% fixed rate and 35% variable rate; 73% of variable rate loans have floors and 89% of those loans have hit their floors Net Interest Margin FTE NIM1* GAAP NIM* Annual Quarterly Accretion of acquired loan discounts contribution to GAAP NIM 16bps 3.83% 4.16% 4.31% 3.54% 4.01% 4.25% 4.38% 3.60% 2017 2018 2019 2020 13 13bps 7bps 2bps 2bps 1bp 2bps 2bps 2bps PPP loan fees contribution to GAAP NIM 9bps N/A N/A N/A 3.39% 3.31% 3.25% 3.14% 3.18% 3.45% 3.36% 3.30% 3.19% 3.23% 3Q20 4Q20 1Q21 2Q21 3Q21 10bps 14bps 25bps 25bps 31bps 1 Tax-equivalent basis metric; see "Non-GAAP reconciliations" in the Appendix for reconciliation of non-GAAP financial measures to their most closely comparable GAAP financial measures.

Wealth Management Overview 14 Comprehensive Wealth Management Services ◼ Proprietary investment management solutions ◼ Financial planning ◼ Trust and estate administration $4.4 $4.5 $4.8 $4.3 $1.6 $1.6 $1.7 $1.3 $0.4 $0.4 $0.4 $0.2 $0.4 $0.3 $0.3 $0.2 $0.6 $0 $1 $2 $3 $4 $5 $6 $7 $8 2018 2019 2020 Q3-21 YTD Asset Management and Trust Services Agricultural Services - Farm Management Agricultural Services - Real Estate Brokerage Investment Brokerage Insurance Brokerage $7.4 $6.8 $7.2 $6.0 Wealth Management Revenue Trends ($mm) 1 Operations of insurance brokerage division was sold during first quarter of 2019 Over $1.8 billion of assets under management or administration as of September 30, 2021 1 Agricultural Services ◼ Farm management services: Over 80,000 acres ◼ Real estate brokerage including auction services ◼ Farmland appraisals Total

Capital and Liquidity Overview CET 1 Risk-based Capital Ratio (%) Leverage Ratio (%) Tangible Common Equity to Tangible Assets (%)1 Liquidity Sources ($000) 12.09 12.71 12.15 13.06 14.08 2017 2018 2019 2020 Q3 2021 9.94 10.80 10.38 9.94 9.83 2017 2018 2019 2020 Q3 2021 8.94 9.67 9.49 9.27 9.00 2017 2018 2019 2020 Q3 2021 Liquidity Source As of 9/30/21 Balance of Cash and Cash Equivalents $471,929 Market Value of Unpledged Securities 857,859 Available FHLB Advance Capacity 320,096 Available Fed Fund Lines of Credit 80,000 Total Estimated Liquidity $1,729,884 1 See "Non-GAAP reconciliations" in the Appendix for reconciliation of non-GAAP financial measures to their most closely comparable GAAP financial measures. 15

Near-Term Outlook ◼ Loan balances (excluding the impact of PPP loans and acquired loans) expected to grow in the mid-single digits on an annualized basis as demand improves along with a more sustained economic recovery ➢ Disruption in the Chicago banking market following recently announced acquisitions is creating opportunities to hire quality commercial lenders ◼ Focused on supporting net interest income ➢ Deferred origination fees on PPP loans are expected to continue to decline ➢ NIM pressure (excluding the impact of PPP loans) is expected to continue to moderate provided deposit growth continues to slow and core loan growth improves ◼ Card income expected to grow but at a slightly slower rate ◼ Service charges on deposit accounts expected to remain relatively stable with a slight upward bias ◼ Wealth management fees expected to grow modestly ◼ Mortgage banking profits expected to decline in Q4 2021 relative to Q3 2021 due to seasonality and less refinancing activity ◼ Adjusted expenses to trend slightly higher reflecting NXT’s quarterly expense level of $0.9 million ◼ NXT Bank and Heartland Bank merger and system conversion is scheduled for December 3 ◼ Continued strong credit metrics and improving economic conditions expected to allow for very modest provision level ◼ Balanced approach to capital deployment with flexibility to support faster organic growth, current cash dividend and share repurchases ◼ Well-positioned to capitalize on additional accretive acquisition opportunities 16

Our history Fred Drake named President and CEO of Heartland Bank and Trust Company and led its entry into Bloomington- Normal 1992 1964 - 1982 George Drake purchases El Paso National Bank and assembles group of banks in rural communities in Central IL M.B. Drake starts bank in Central IL 1920 HBT Financial, Inc. incorporated as a multi- bank holding company owning three banks 1982 1997 All five banks owned by HBT Financial, Inc. were merged into Heartland Bank and Trust Company Wave of FDIC- assisted and strategic acquisitions, including expansion into the Chicago MSA 2010-2015 Acquisition of Lincoln S.B. Corp (State Bank of Lincoln) 20181 Company crosses $1bn in assets 2007 1999 - 2008 Entry into several new markets in Central IL through de novo branches and acquisitions 1 Although the Lincoln Acquisition is identified as an acquisition above, the transaction was accounted for as a change of reporting entity due to its common control with the Company 2019 Completed IPO in October 17 2020 Merged State Bank of Lincoln into Heartland Bank and Trust Company 2021 Entry into Iowa with NXT Bank acquisition

◼ As of September 30, 2021, NXT had approximately $232 million in assets, $196 million in loans, and $181 million in deposits ◼ Provides opportunity to utilize existing HBT excess liquidity to replace higher cost acquired deposits and to repurchase loan participations sold ◼ Increases loan-to-deposit ratio ◼ Effectively leverages capital in an accretive transaction for shareholders ◼ Closed on October 1, 2021 with the merger and system conversion of NXT Bank and Heartland Bank scheduled for December 3, 2021 NXT Bancorporation Acquisition Overview Key Highlights and Strategic Rationale ◼ Expands HBT footprint into higher growth Eastern Iowa markets with similar demographics to communities where HBT has had its greatest success ◼ Adds talented team of community bankers with relationship-based approach and strong credit culture ◼ Provides opportunities to expand customer relationships with broader range of products and services and greater ability to meet larger borrowing needs ◼ NXT President and CEO to remain with Heartland Bank as Iowa Market President Expected Financial Impact NXT Bank Footprint 18

Our markets Branch locations Chicago MSA 35% Mid-sized Illinois markets 65% Deposits Chicago MSA 53% Mid-sized Illinois markets 47% Loans Chicago MSA 32% Mid-sized Illinois markets 68% Branches $2.1bn $3.4bn 57 branches Note: Financial data as of September 30, 2021 19 Source: S&P Global Market Intelligence Illinois branches outside of the Chicago MSA Illinois branches in the Chicago MSA Iowa branches acquired in the NXT Bancorporation, Inc. acquisition closed on October 1, 2021 Exposure to mid-sized and metropolitan markets in Illinois

Business strategy

Small enough to know you, big enough to serve you

Preserve strong ties to our communities

- Drake family involved in Central IL banking since 1920
- Management lives and works in our communities
- Community banking and relationship-based approach stems from adherence to our Midwestern values
- Committed to providing products and services to support the unique needs of our customer base
- Nearly all loans originated to borrowers domiciled within 60 miles of a branch

Deploy excess deposit funding into loan growth opportunities

- Highly defensible market position (Top 3 deposit market share rank in 6 of 7 largest core mid-sized markets in Central Illinois) that contributes to our strong core deposit base and funding advantage
- Continue to deploy our excess deposit funding (63% loan-to-deposit ratio) into attractive loan opportunities in larger, more diversified markets
- Efficient decision-making process provides a competitive advantage over the larger and more bureaucratic money center and super regional financial institutions that compete in our markets

Maintain a prudent approach to credit underwriting

- Robust underwriting standards will continue to be a hallmark of the Company
- Maintained sound credit quality and minimal originated problem asset levels during the Great Recession
- Diversified loan portfolio primarily within footprint
- Underwriting continues to be a strength as evidenced by only 4bps NCOs / loans in 2020 and (2)bps NCOs / loans through the nine months ended September 30, 2021

Pursue strategic acquisitions and sustain strong profitability

- Positioned to be the acquirer of choice for many potential partners in and adjacent to our existing markets
- Successful integration of 9 community bank acquisitions in the last 13 years
- Chicago MSA, in particular, has ~100 banking institutions with less than $1bn in assets
- 1.47% ROAA[1] and 3.24% NIM[2] in nine months ended September 30, 2021
- Highly profitable through the Great Recession

[1] Metrics based on adjusted net income, which is a non-GAAP metric; for reconciliation with GAAP metrics, see "Non-GAAP reconciliations" in Appendix; [2] Metrics presented on tax equivalent basis; peer metrics shown FTE where available; for reconciliation with GAAP metric, see "Non-GAAP reconciliations" in Appendix.

HBT Financial

20

Our core operating principles Continue disciplined growth ◼ Grow conservatively in our core mid-sized markets and in the Chicago MSA via organic channels and through M&A ◼ Pursue strategically compelling and financially attractive growth opportunities that are consistent with our culture Uphold our Midwestern values ◼ Long-time family-owned/controlled bank that demonstrates our values through hard work, perseverance, and doing the right thing ◼ Committed to all stakeholders, including our customers, employees, communities, and shareholders Prioritize safety and soundness ◼ Preserve asset quality through prudent underwriting standards ◼ Robust compliance management framework emphasizing sound governance practices ◼ Protect stable core deposit base through excellent customer service Maintain strong profitability ◼ Consistently generate strong earnings throughout various economic cycles, supported by: ◼ Leading deposit share in our core markets ◼ Underwriting attractively priced loans ◼ Robust credit risk management framework ◼ Diversified sources of fee income 21

Experienced executive management team with deep community ties Fred L. Drake Chairman and CEO 38 years with Company 41 years in industry J. Lance Carter President and Chief Operating Officer 20 years with Company 27 years in industry Patrick F. Busch Chief Lending Officer, President of Heartland Bank 26 years with Company 43 years in industry Matthew J. Doherty Chief Financial Officer 11 years with Company 29 years in industry Lawrence J. Horvath Senior Regional Lender, Heartland Bank 11 years with Company 36 years in industry Mark W. Scheirer Chief Credit Officer 10 years with Company 29 years in industry Andrea E. Zurkamer Chief Risk Officer 8 years with Company 21 years in industry Diane H. Lanier Chief Retail Officer 24 years with Company 36 years in industry 22

Talented Board of Directors with deep financial services industry experience



Fred L. Drake
Chairman

- Director since 1984
- CEO of HBT Financial
- **38** years with Company
- **41** years in industry



J. Lance Carter
Director

- Director since 2011
- President and COO of HBT Financial
- **20** years with Company
- **27** years in industry



Patrick F. Busch
Director

- Director since 1998
- Chief Lending Officer of HBT Financial
- **26** years with Company
- **43** years in industry



Dr. C. Alvin Bowman
Director

- Director since June 2019
- Former President of Illinois State University
- **36** years in higher education



Eric E. Burwell
Director

- Director since June 2005
- Owner, Burwell Management Company
- Invests in a variety of real estate, private equity, venture capital and liquid investments



Allen C. Drake
Director

- Director since 1981
- Retired EVP with **27** years of experience at Company
- Formerly responsible for Company's lending, administration, technology, personnel, accounting, trust and strategic planning



Linda J. Koch
Director

- Director since June 2020
- Former President and CEO of the Illinois Bankers Association



Gerald E. Pfeiffer
Director

- Director since June 2019
- Former Partner at CliftonLarsonAllen LLP with **46** years of industry experience
- Former CFO of Bridgeview Bancorp



Dale S. Strassheim
Director

- Director since 1993
- Former President and CEO of BroMenn Healthcare
- Former President and CEO of The Baby Fold, a child welfare non-profit organization

HBT Financial

23

Investment highlights 4 1 2 3 5 Track record of successfully integrating acquisitions Consistent performance through cycles Leading market position in core mid-sized markets, with growth opportunity in the Chicago MSA Stable, low-cost deposit base Prudent risk management 24

Consistent performance through cycles…

Drivers of profitability

1. Strong, low-cost deposits supported by our leading market share in core mid-sized markets
2. Relationship-based business model that has allowed us to cultivate and underwrite attractively priced loans
3. A robust credit risk management framework to prudently manage credit quality
4. Diversified sources of fee income, including in wealth management

Pre-tax return on average assets (%)



Company
Company Adjusted[1]
High Performing Peer Median[2]
3.00%
2.75%
2.50%
2.25%
2.00%
1.75%
1.50%
1.25%
1.00%
0.75%
0.50%
0.25%
0.00%
2006
2007
2008
2009
2010
2011[1]
2012[1]
2013[1]
2014
2015
2016
2017
2018
2019
2020
1H21

Consistent outperformance, even during periods of broad economic stress

Source: S&P Global Market Intelligence; For 2006 through June 30, 2012, the Company's pre-tax ROAA does not include Lincoln S.B. Corp. and its subsidiaries; [1] HBT pre-tax ROAA adjusted to exclude the following significant non-recurring items in the following years: 2011: $25.4 million bargain purchase gains; 2012: $11.4 million bargain purchase gains, $9.7 million net realized gain on securities, and $6.7 million net positive adjustments on FDIC indemnification asset and true-up liability; 2013: $9.1 million net realized loss on securities and $6.9 million net loss related to the sale of branches; [2]Represents 23 high performing major exchange-traded banks headquartered in the Midwest with $2-10bn in assets and a 2020 core return on average assets above 1.0%

HBT Financial

25

(1) . . . drives compelling tangible book value growth

Tangible book value per share over time ($ per share)[1]


TBVPS CAGR[1]: 12.0%
TBVPS CAGR[1]: 10.7%
$4.69
$5.38
$6.10
$6.91
$10.15
$12.56
$12.93
$14.72
$15.33
$16.25
$16.23
$17.27
$17.80
$(7.26)
$10.54
$11.12
$12.29
$12.92
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
3Q19
IPO Diultion[2]
3Q19 IPO Adjusted[2]
2019
2020
3Q21

Cumulative effect of dividends paid ($ per share)[3]


$0.20
$0.40
$0.60
$0.79
$1.53
$1.76
$2.03
$2.37
$3.21
$5.01
$5.88
$7.83
$0.60
$1.05
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
3Q19
3Q19
2019
2020
3Q21

[1] For reconciliation with GAAP metric, see "Non-GAAP reconciliations" in Appendix; [2] In 2019, HBT Financial issued and sold 9,429,794 shares of common stock at a price of $16 per share. Total proceeds received by the Company, net of offering costs, were $138.5 million and were used to substantially fund a $170 million special dividend to stockholders of record prior to the initial public offering. Amount reflects dilution per share attributable to newly issued shares in initial public offering (IPO) and special dividend payment. For reconciliation with GAAP metric, see "Non-GAAP reconciliations" [3] Excludes dividends paid to S Corp shareholders for estimated tax liability prior to conversion to C Corp status on October 11, 2019. Excludes $170 million special dividend funded primarily from IPO proceeds. For reconciliation with GAAP metric, see "Non-GAAP reconciliations" in Appendix

HBT Financial

26

Leading market position in core mid-sized markets . . . Top 3 deposit share rank in 6 of 7 largest core mid-sized markets in Central Illinois Company Market County % of Company deposits Deposits ($mm) Branches Market share Rank Population (000) Money Center share1 McLean $635 9 16.7% 2 171 10.0% DeKalb 403 7 13.8% 4 105 – Cook 271 2 0.1% 53 5,121 36.5% Tazewell 262 7 7.6% 2 131 – Woodford 252 6 26.6% 2 38 – Bureau 246 4 21.0% 1 32 – Logan 220 3 33.5% 1 28 – De Witt 184 3 39.5% 2 15 – Other Counties 952 21 Company market share by county 28% 5% 6% 7% 7% 8% 8% 12% 19% Note: Data as of June 30, 2021 Source: S&P Capital IQ 1 Money Center banks include Chase, Bank of America, Wells Fargo, and Citibank Shaded counties denote Company’s top mid-sized markets by deposit share 2 27

2 . . . with growth opportunity in the Chicago MSA

Overview

- Entered market in 2011 with acquisition of Western Springs National Bank
- Chicago MSA is home to >9.5mm residents, with an annual GDP >$675bn
- Second largest MSA in the country for middle market businesses[1]
- In-market disruption from recent bank M&A in Chicago MSA has provided attractive source of local talent
- Scale and diversity of Chicago MSA provides continued growth opportunities, both in lending and deposits
- Match-funded loan growth as evidenced by 94% loan-to-deposit ratio within the Chicago MSA
- Loan growth in Chicago MSA spread across a variety of commercial asset classes, including multifamily, mixed use, industrial, retail, and office

Chicago MSA comprises a major component of our business . . .

35% of deposits

53% of loans

32% of branches

. . . and continues to grow

Loans within the Chicago MSA ($mm)



CAGR of 4.5% ex. PPP loans
Non-PPP Chicago MSA
PPP Chicago MSA
897
900
941
1,021
1,068
65
1,108
27
2016
2017
2018
2019
2020
3Q21
CAGR of 5.1%

Note: Financial data as of September 30, 2021 unless otherwise indicated

[1] Middle market firms are defined as businesses with revenues between $10mm and $1bn

HBT Financial

28

18% 19% 8% 12% 2016 2Q19 2016 1Q19 0.17% 0.16% 0.16%0.15% 0.17% 0.17% 0.18% 0.17% 0.17% 0.20% 0.23% 0.24% 0.29% 0.30% 0.29% 0.26% 0.24% 0.14% 0.11%0.09% 0.08% 0.07% 0.07% 0.27% 0.28% 0.26% 0.27% 0.26% 0.30% 0.36% 0.36% 0.40% 0.51% 0.61% 0.70% 0.76%0.85% 0.89% 0.81% 0.70% 0.48% 0.35% 0.32% 0.24% 0.20% Company cost of deposits* High performing peers cost of deposits Stable, low-cost deposit base Cost of deposits remains considerably below peers Source: S&P Global Market Intelligence Note: Financial data as of and for the three months ended June 30, 2021 unless otherwise indicated; Peer data as of and for the three months ended June 30, 2021 (as available as of October 14, 2021); 1 Represents median of 23 high performing major exchange-traded banks headquartered in the Midwest with $2-10bn in assets and a 2020 core return on average assets above 1.0%; * Annualized measure. Historical time deposit composition (%) 1 Company High performing peers1 (10%) (7%) 2Q21 2Q21 3 29

4 Track record of successfully integrating acquisitions

2007
BankPlus
Morton, IL
$231mm deposits

2010
Bank of Illinois
Normal, IL
FDIC-assisted
$176mm deposits

2011
Western Springs National Bank
Western Springs, IL
FDIC-assisted
$184mm deposits

Bank of Shorewood
Shorewood, IL
FDIC-assisted
$105mm deposits

2012
Farmer City State Bank
Farmer City, IL
$70mm deposits

Citizens First National Bank
Princeton, IL
FDIC-assisted
$808mm deposits

2015
National Bancorp, Inc. (American Midwest Bank)
Schaumburg, IL
$447mm deposits

2018
Lincoln S.B. Corp (State Bank of Lincoln)[1]
Lincoln, IL
$357mm deposits

2021
NXT Bancorporation, Inc. (NXT Bank)
Central City, IA
$181mm deposits

[1] Although the Lincoln Acquisition is identified as an acquisition in the above table, the transaction was accounted for as a change of reporting entity due to its common control with Company

HBT Financial

30

5 Prudent risk management

Framework and key policies

- Risk management culture instilled by management
- Well-diversified loan portfolio across commercial, regulatory CRE, and residential
- Primarily originated across in-footprint borrowers with 96% of portfolio originated by HBT team (vs. acquired)
- Centralized credit underwriting group that evaluates all exposures over $500,000 to ensure uniform application of policies and procedures
- Conservative credit culture, strong underwriting criteria, and regular loan portfolio monitoring

Historical net charge-offs (%)



NCOs / Loans %
Originated NCOs / Originated Loans %[1]
0.15
0.14
0.23
0.17
0.07
0.04
0.04
0.02
(0.02)
(0.04)
2017
2018
2019
2020
Q3-21 YTD

Balance sheet composition as of September 30, 2021



Loans
Cash & securities
Other assets
Other liabilities
Noninterest-bearing deposits
Interest-bearing deposits
Borrowings
Equity
63% L/D ratio

Originated and acquired loans[1] ($mm)



Originated
Originated - PPP
Acquired
291
1,825
220
1,924
165
1,998
121
163
1,963
91
60
1,997
2017
2018
2019
2020
Q3 2021
2.4% Originated Loan CAGR

[1] Originated loans represent loans initially originated by the Company and acquired loans that were refinanced using the Company's underwriting criteria; Acquired loans represent loans originated under the underwriting criteria used by a bank that was acquired by the Company; originated loan CAGR excludes PPP loans

HBT Financial

31

Appendix 32

Non-GAAP reconciliations

Adjusted net income and adjusted ROAA

($000)	2018	2019	2020	3Q21	Q3-21 YTD
Net income	$63,799	$66,865	$36,845	$13,715	$42,677
C-Corp equivalent adjustment [2]	(15,502)	(13,493)	--	--	--
C-Corp equivalent net income [2]	$48,297	$53,372	$36,845	$13,715	$42,677
Adjustments:					
Acquisition expenses	--	--	--	(380)	(537)
Branch closure expenses	--	--	--	(644)	(748)
Net earnings (losses) from closed or sold operations, including gains on sale [1]	(822)	524	--	--	--
Charges related to termination of certain employee benefit plans	--	(3,796)	(1,457)	--	--
Realized gain (loss) on sales of securities	(2,541)	--	--	--	--
Mortgage servicing rights fair value adjustment	629	(2,400)	(2,584)	40	1,425
Total adjustments	(2,734)	(5,672)	(4,041)	(984)	140
Tax effect of adjustments	779	1,617	1,152	220	(143)
Less adjustments after tax effect	(1,955)	(4,055)	(2,889)	(764)	(3)
Adjusted net income	**$50,252**	**$57,427**	**$39,734**	**$14,479**	**$42,680**
Average assets	$3,247,598	$3,233,386	$3,447,500	$3,965,051	$3,884,115
Return on average assets	1.96%	2.07%	1.07%	1.37%*	1.47%*
C Corp equivalent return on average assets	1.49%	1.65%	N/A	N/A	N/A
Adjusted return on average assets	**1.55%**	**1.78%**	**1.15%**	**1.45%***	**1.47%***

* Annualized measure; [1] Closed or sold operations include HB Credit Company, HBT Insurance, and First Community Title Services, Inc.; [2] Reflects adjustment to our historical net income for each period to give effect to the C Corp equivalent provision for income tax for such year. No such adjustment is necessary for periods subsequent to 2019.

HBT Financial

33

Non-GAAP reconciliations (cont'd)

Average tangible common equity and adjusted ROATCE

($000)	2018	2019	2020	3Q21	Q3-21 YTD
Total stockholders' equity	$330,214	$341,544	$350,703	$380,863	$369,933
Less: goodwill	(23,620)	(23,620)	(23,620)	(23,620)	(23,620)
Less: core deposit intangible assets	(6,256)	(4,748)	(3,436)	(2,152)	(2,414)
Average tangible common equity	**$300,338**	**$313,176**	**$323,647**	**$355,091**	**$343,899**
Net income	$63,799	$66,865	$36,845	$13,715	$42,677
C Corp equivalent net income [1]	48,297	53,372	N/A	N/A	N/A
Adjusted net income	50,252	57,427	39,734	14,479	$42,680
Return on average stockholders' equity	19.32%	19.58%	10.51%	14.29%*	15.42%*
Return on average tangible common equity	21.24%	21.35%	11.38%	15.32%*	16.59%*
C Corp equivalent return on average stockholders' equity [1]	14.63%	15.63%	N/A	N/A	N/A
C Corp equivalent return on average tangible common equity [1]	16.08%	17.04%	N/A	N/A	N/A
Adjusted return on average stockholders' equity	15.22%	16.81%	11.33%	15.08%*	15.43%*
Adjusted return on average tangible common equity	16.73%	18.34%	12.28%	16.18%*	16.59%*

* Annualized measure; [1] Reflects adjustment to our historical net income for each period to give effect to the C Corp equivalent provision for income tax for such year. No such adjustment is necessary for periods subsequent to 2019.

HBT Financial

34

Non-GAAP reconciliations (cont’d) ($000) 2017 2018 2019 2020 3Q20 4Q20 1Q21 2Q21 3Q21 Q3-21 YTD Net interest income $120,998 $129,442 $133,800 $117,605 $28,871 $29,164 $29,129 $29,700 $30,715 $89,544 Tax equivalent adjustment 5,527 2,661 2,309 1,943 495 502 503 503 508 1,514 Net interest income (tax-equivalent basis) $126,525 $132,103 $136,109 $119,548 $29,366 $29,666 $29,632 $30,203 $31,223 $91,058 Average interest- earnings assets $3,157,195 $3,109,289 $3,105,863 $3,318,764 $3,385,466 $3,508,128 $3,637,449 $3,796,219 $3,831,886 $3,755,897 Net interest income (tax-equivalent basis) Net interest margin (tax-equivalent basis) * Annualized measure. (%) 2017 2018 2019 2020 3Q20 4Q20 1Q21 2Q21 3Q21 Q3-21 YTD Net interest margin 3.83% 4.16% 4.31% 3.54% 3.39%* 3.31%* 3.25%* 3.14%* 3.18%* 3.19% Tax equivalent adjustment 0.18% 0.09% 0.07% 0.06% 0.06%* 0.05%* 0.05%* 0.05%* 0.05%* 0.05%* Net interest margin (tax-equivalent basis) 4.01% 4.25% 4.38% 3.60% 3.45%* 3.36%* 3.30%* 3.19%* 3.23%* 3.24%* 35

Non-GAAP reconciliations (cont’d) Efficiency ratio (tax-equivalent basis) ($000) 2018 2019 2020 3Q21 Q3-21 YTD Total noninterest expense $90,317 $91,026 $91,956 $22,167 $66,685 Less: amortization of intangible assets (1,559) (1,423) (1,232) (252) (799) Adjusted noninterest expense $88,758 $89,603 $90,724 $21,915 $66,066 Net interest income $129,442 $133,800 $117,605 $30,715 $89.544 Total noninterest income 31,240 32,751 34,456 8,392 27,974 Operating revenue 160,862 166,551 152,061 39,107 117,518 Tax-equivalent adjustment 2,661 2,309 1,943 508 1,514 Operating revenue (tax-equivalent basis) $163,343 $168,860 $154,004 $39,615 $119,032 Efficiency ratio 55.24% 53.80% 59.66% 56.04% 56.22% Efficiency ratio (tax-equivalent basis) 54.34% 53.06% 58.91% 55.32% 55.50%

Non-GAAP reconciliations (cont’d) ($000) 2017 2018 2019 2020 3Q21 Q3-21 YTD Net charge-offs (recoveries) $3,082 $4,953 $1,614 $993 ($21) ($257) Net charge-offs (recoveries) -(originated) 1 2,500 3,137 732 345 (116) (650) Net charge-offs (recoveries) -(acquired) 1 582 1,816 882 648 95 393 Average loans, before allowance for loan losses $2,091,863 $2,131,512 $2,178,897 $2,245,093 $2,135,476 $2.217,463 Average loans, before allowance for loan losses (originated) 1 1,748,418 1,873,623 1,981,658 2,102,904 $2,041,049 $2,110,837 Average loans, before allowance for loan losses (acquired) 1 343,445 257,889 197,239 142,189 94,427 106,626 Net charge-offs (recoveries) percentage 0.15% 0.23% 0.07% 0.04% 0.00%* (0.02)%* Net charge-offs (recoveries) percentage (originated) 1 0.14% 0.17% 0.04% 0.02% (0.02)%* (0.04)%* Net charge-offs (recoveries) percentage (acquired) 1 0.17% 0.70% 0.45% 0.46% 0.40%* 0.49%* Originated and acquired NCOs / loans * Annualized measure; 1 Originated loans represent loans initially originated by the Company and acquired loans that were refinanced using the Company’s underwriting criteria. Acquired loans represent loans originated under the underwriting criteria used by a bank that was acquired by the Company. 37

Non-GAAP reconciliations (cont'd)

Credit quality ratios

($000)	2017	2018	2019	2020	3Q21
Non-performing loans [2]	$22,102	$15,913	$19,049	$9,960	$5,528
Foreclosed assets	16,545	9,559	5,099	4,168	7,315
Non-performing assets [2]	**$38,647**	**$25,472**	**$24,148**	**$14,128**	**$12,843**
Loans, before allowance for loan losses	$2,115,946	$2,144,257	$2,163,826	$2,247,006	$2,147,812
Nonperforming loans to loans, before allowance for loan losses	1.04%	0.74%	0.88%	0.44%	0.26%
Nonperforming assets to loans, before allowance for loan losses and foreclosed assets	1.81%	1.18%	1.11%	0.63%	0.60%

Credit quality ratios (originated) [1]

($000)	2017	2018	2019	2020	3Q21
Non-performing loans	$15,533	$10,366	$10,841	$2,929	$4,090
Foreclosed assets	5,950	1,395	1,022	674	511
Non-performing assets	**$21,483**	**$11,761**	**$11,863**	**$3,603**	**$4,601**
Loans, before allowance for loan losses	$1,825,129	$1,923,859	$1,998,496	$2,126,323	$2,057,276
Nonperforming loans to loans, before allowance for loan losses	0.85%	0.54%	0.54%	0.14%	0.20%
Nonperforming assets to loans, before allowance for loan losses and foreclosed assets	1.17%	0.61%	0.59%	0.17%	0.22%

Credit quality ratios (acquired) [1]

($000)	2017	2018	2019	2020	3Q21
Non-performing loans [2]	$6,569	$5,547	$8,208	$7,031	$1,438
Foreclosed assets	10,595	8,164	4,077	3,494	6,804
Non-performing assets [2]	**$17,164**	**$13,711**	**$12,285**	**$10,525**	**$8,242**
Loans, before allowance for loan losses	$290,817	$220,398	$165,330	$120,683	$90,536
Nonperforming loans to loans, before allowance for loan losses	2.26%	2.52%	4.96%	5.83%	1.59%
Nonperforming assets to loans, before allowance for loan losses and foreclosed assets	5.69%	6.00%	7.25%	8.48%	8.47%

[1] Originated loans represent loans initially originated by the Company and acquired loans that were refinanced using the Company's underwriting criteria. Acquired loans represent loans originated under the underwriting criteria used by a bank that was acquired by the Company; [2] Excludes loans acquired with deteriorated credit quality that are past due 90 or more days, still accruing totaling $0.3 million as of December 31, 2017, $2.7 million as of December 31, 2018, $0.1 million as of December 31, 2019, $0.6 million as of December 31, 2020, and $27 thousand as of September 30, 2021

HBT Financial

38

Non-GAAP reconciliations (cont’d) Tangible book value per share and cumulative effect of dividends (2007 to 3Q19) ($mm) 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 3Q19 Tangible book value per share Total equity $109 $120 $130 $143 $197 $262 $257 $287 $311 $326 $324 $340 $349 Less goodwill (23) (23) (23) (23) (23) (23) (12) (12) (24) (24) (24) (24) (24) Less core deposit intangible (9) (9) (7) (7) (7) (15) (11) (9) (11) (9) (7) (5) (4) Tangible common equity $77 $88 $99 $113 $167 $224 $233 $265 $276 $294 $293 $311 $321 Shares outstanding (mm) 16.47 16.28 16.30 16.33 16.45 17.84 18.03 18.03 18.02 18.07 18.07 18.03 18.03 Book value per share $6.65 $7.36 $7.95 $8.73 $12.00 $14.68 $14.23 $15.92 $17.26 $18.05 $17.92 $18.88 $19.36 Tangible book value per share $4.69 $5.38 $6.10 $6.91 $10.15 $12.56 $12.93 $14.72 $15.33 $16.25 $16.23 $17.27 $17.80 TBVPS CAGR (%) 12.0% Cumulative effect of dividends per share Cumulative regular dividends $-- $3 $7 $10 $13 $17 $22 $26 $33 $38 $46 $54 $62 Cumulative special dividends -- -- -- -- -- 10 10 10 10 20 45 52 79 Cumulative effect of dividends $-- $3 $7 $10 $13 $27 $32 $36 $43 $58 $91 $106 $141 Shares outstanding (mm) 16.47 16.28 16.30 16.33 16.45 17.84 18.03 18.03 18.02 18.07 18.07 18.03 18.03 Cumulative effect of dividends per share $-- $0.20 $0.40 $0.60 $0.79 $1.53 $1.77 $2.02 $2.36 $3.21 $5.01 $5.88 $7.83 39

Non-GAAP reconciliations (cont’d) IPO adjusted tangible book value per share ($mm) IPO Adjusted 3Q19 2019 2020 3Q21 Tangible book value per share Total equity $333 $364 $379 Less goodwill (24) (24) (24) Less core deposit intangible (4) (3) (2) Tangible common equity $305 $338 $353 Shares outstanding (mm) 27.46 27.46 27.33 Book value per share $12.12 $13.25 $13.86 Tangible book value per share $10.54 $11.12 $12.29 $12.92 TBVPS CAGR (%) 10.7% Tangible book value per share (IPO adjusted 3Q19 to 1Q21) ($000) 3Q19 Tangible common equity Total equity $348,936 Less goodwill (23,620) Less core deposit intangible (4,366) Tangible common equity 320,950 Net proceeds from initial public offering 138,493 Use of proceeds from initial public offering (special dividend) (169,999) IPO adjusted tangible common equity $289,444 Shares outstanding 18,027,512 New shares issued during initial public offering 9,429,794 Shares outstanding, following the initial public offering 27,457,306 Tangible book value per share $17.80 Dilution per share attributable to new investors and special dividend payment (7.26) IPO adjusted tangible book value per share $10.54 40

Non-GAAP reconciliations (cont’d) ($000) 2017 2018 2019 2020 3Q21 Tangible common equity Total equity $323,916 $340,396 $332,918 $363,917 $378,821 Less goodwill (23,620) (23,620) (23,620) (23,620) (23,620) Less core deposit intangible (7,012) (5,453) (4,030) (2,798) (1,999) Tangible common equity $293,284 $311,323 $305,268 $337,499 $353,202 Tangible assets Total assets $3,312,875 $3,249,569 $3,245,103 $3,666,567 $3,948,226 Less goodwill (23,620) (23,620) (23,620) (23,620) (23,620) Less core deposit intangible (7,012) (5,453) (4,030) (2,798) (1,999) Tangible assets $3,282,243 $3,220,496 $3,217,453 $3,640,149 $3,922,607 Total stockholders’ equity to total assets 9.78% 10.48% 10.26% 9.93% 9.59% Tangible common equity to tangible assets 8.94% 9.67% 9.49% 9.27% 9.00% Tangible common equity to tangible assets 41

Non-GAAP reconciliations (cont’d) ($000) 2018 2019 2020 3Q21 Total deposits $2,795,970 $2,776,855 $3,130,534 $3,419,556 Less time deposits of $250,000 or more (36,875) (44,754) (26,687) (24,319) Less brokered deposits -- -- -- -- Core deposits $2,759,095 $2,732,101 $3,103,847 $3,395,237 Core deposits to total deposits 98.68% 98.39% 99.15% 99.29% Core deposits 42

HBT Financial, Inc.